CREDIT AGREEMENT ASSUMPTION AGREEMENT AND AFFIRMATION OF GUARANTEES AND SECURITY INTERESTS

CREDIT AGREEMENT ASSUMPTION AGREEMENT, dated as of February 1, 2012, and effective as of February 3, 2012 (this “Agreement”), between SRA International, Inc., a Delaware corporation (“Assignor”), and Systems Research and Applications Corporation, a Virginia corporation (“Assignee”), and consented to by the other Loan Parties (as hereinafter defined) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement (as hereinafter defined).

WITNESSETH:

WHEREAS, Assignor and the Administrative Agent are parties to the Credit Agreement, dated as of July 20, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with Sterling Parent Inc., a Delaware corporation, and the Lenders.

WHEREAS, the board of directors of the Assignor has determined that it is in the best interests of the Assignor to merge with and into the Assignee with the Assignee being the surviving entity (the “Merger”).

WHEREAS, pursuant to the Credit Agreement and in consideration of, among other things, the making available to Assignee of a revolving credit facility, in connection with the Merger, Assignor wishes to assign, transfer and convey to Assignee all of Assignor’s rights, Indebtedness, obligations (including, without limitation, all obligations in respect of the Loans), covenants, agreements, terms, conditions, duties and liabilities, and Assignee wishes to assume from Assignor all of its rights, Indebtedness, obligations (including, without limitation, all obligations in respect of the Loans), covenants, agreements, terms, conditions, duties and liabilities, in each case as “Borrower” under or with respect to the Credit Agreement, any of the other Loan Documents (in each case as hereinafter defined) and any and all certificates and other documents executed by Assignor in connection therewith (collectively, the “Assumed Obligations”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.          Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.          Assignment of Rights and Obligations. Effective as of the consummation of the Merger, Assignor hereby irrevocably assigns, transfers and conveys to Assignee all of the Assumed Obligations.

3.          Assumption of Agreements and Obligations. Effective as of the consummation of the Merger, Assignee hereby expressly assumes, confirms and agrees to perform and observe all of the Assumed Obligations as fully as if Assignee were originally the obligor in respect thereof and the signatory in the capacity of “Borrower” thereto. At all times after the effectiveness of such assumption, all references to the “Borrower” in the Credit Agreement, any of the other Loan Documents and any and all certificates and other documents executed by Assignor in connection therewith shall be deemed to be references to Assignee.

4.          Affirmation of Loan Documents. Each Loan Party signatory hereto (other than the Assignee with respect to its Guarantee) hereby consents to the execution and delivery of this Agreement and confirms, reaffirms and restates its obligations under each of the Loan Documents to which it is a party pursuant to the terms hereof and confirms its Guarantee of, and grant of any Liens as security for, the Secured Obligations shall apply to the Assignee’s obligations as Borrower or Successor Borrower, as the case may be, under the Credit Agreement and the other Loan Documents.

5.          Representations and Warranties. Each of the Assignor, Assignee and each other Loan Party represents and warrants to agrees with the Administrative Agent that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the consummation of the Merger and the other transactions contemplated hereby have been duly and validly taken and that when this Agreement is executed and delivered it will constitute a valid and legally binding agreement enforceable against the Assignor, Assignee and each of the other Loan Parties in accordance with its terms.

6.          Costs and Expenses. The Assignee and the Loan Parties hereby agree that they shall pay or reimburse the Administrative Agent in accordance with Section 9.03 of the Credit Agreement.

7.          GOVERNING LAW. THE AGREEMENT SHALL BE SUBJECT TO SECTION 9.09 OF THE CREDIT AGREEMENT AS IF SET FORTH HEREIN MUTATIS MUTANDIS.

8.          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with Assignee and the Administrative Agent.

9.          Section Headings. The section headings in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

10.         Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.         Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.         WAIVERS OF JURY TRIAL. THE PARTIES HERETO SHALL BE SUBJECT TO THE PROVISIONS OF SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SET FORTH HEREIN MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first set forth above.

SRA INTERNATIONAL, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

[Credit Agreement Assumption Agreement]

SYSTEMS RESEARCH AND APPLICATIONS CORPORATION

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

[Credit Agreement Assumption Agreement]

Consented and Agreed.

CITIBANK, N.A., as Administrative Agent

By:	/s/ Justin S. Tichauer
Name: Justin S. Tichauer
Title: Vice President

[Credit Agreement Assumption Agreement]

Consented and Agreed
STERLING PARENT INC.

By:	/s/ Christopher C. Ragona
Name: Christopher C. Ragona
Title: Vice President, Secretary, Treasurer

PLATINUM SOLUTIONS, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

PERRIN QUARLES ASSOCIATES, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

RABA TECHNOLOGIES, LLC

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

CMA GOVERNMENT SOLUTIONS, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

SENTECH HOLDINGS, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

SENTECH, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

[Credit Agreement Assumption Agreement]

INTERFACE AND CONTROL SYSTEMS, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

TOUCHSTONE CONSULTING GROUP, INC.

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer

CONSTELLA GROUP, LLC

By:	/s/ Richard J. Nadeau
Name: Richard J. Nadeau
Title: Chief Financial Officer